SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K



CURRENT REPORT

[ X ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
    SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) January 31, 1999

                      Commission file number 0-27570

                 PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
          (Exact name of registrant as specified in its charter)

          North Carolina                            56-1640186
(State or other jurisdiction of incorporation     (IRS Employer
          or organization)                      Identification No.)


      3151 Seventeenth Street
     Wilmington, North Carolina                       28412
(Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code: (910) 251-0081

ITEM 2. DISPOSITION OF ASSETS

      Effective January 31, 1999, Pharmaceutical Product Development, Inc. (the "Company") sold its environmental sciences consulting and management subsidiaries (the "environmental sciences segment") in a management buyout to Environ Holdings, Inc. ("ENVIRON") for total consideration of $26,431,000. All of the shareholders of ENVIRON are former employees of the Company and Joseph H. Higland, Chief Executive Officer of ENVIRON, was an affiliate of the Company prior to the sale. ENVIRON acquired all of the issued and outstanding shares of capital stock of APBI Environmental Sciences Group, Inc., a Virginia corporation, all of the issued and outstanding ordinary shares constituting the share capital of Environmental Assessment Group Limited, a private company formed under the laws of England and Wales, and all of the issued and outstanding ordinary shares of Environ International Limited, a private company formed under the laws of England and Wales. The Company received as consideration cash of $1,431,000, a four-year note in the amount of $7,000,000 ($1,488,330 due within the first year) and a twelve-year note in the amount of $18,000,000. The amount of the consideration was determined through arm's length negotiations between the Company and ENVIRON. The Company received an opinion from Lehman Brothers to the effect that the consideration received is fair from a financial standpoint. ENVIRON was sold for an amount which approximates book value. The Company will not recognize a material pre-tax gain or loss due to the sale of the environmental sciences segment. The Company entered into a three year consulting agreement with ENVIRON whereby the Company will provide certain consulting services for $500,000 per year.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
             (b)  Pro forma financial
      information

            PHARMACEUTICAL PRODUCT DEVELOPMENT, INC. AND SUBSIDIARIES
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                        Pro Forma
                                                   Actual      ----------------------------
                                                December 31,   Adjustments     December 31,
                                                    1998        Note 2 (a)         1998
                                                -------------------------------------------
 Current assets
       Cash and cash equivalents                   $34,083      $(2,977)        $31,106
       Accounts receivable and unbilled
        services, net                              126,815      (18,488)        108,327
       Investigator advances                         1,505            -           1,505
       Prepaid expenses and other current
       assets                                        7,812           57           7,869
       Deferred tax asset                            2,751            -           2,751
                                                    ------       -------         ------
                    Total current assets           172,966      (21,408)        151,558

 Property, plant and equipment, net                 42,509       (4,224)         38,285
 Goodwill, net                                      14,869       (3,868)         11,001
 Other assets, net                                   6,238       23,291          29,529
                                                    ------       -------         ------
                    Total assets                  $236,582      $(6,209)       $230,373
                                                  ========       ========       ========

 Current Liabilities:
       Current maturities of long-term debt         $3,580           $0          $3,580

       Accounts payable                              7,812         (980)          6,832
       Payable to investigators                      5,204            -           5,204
       Other accrued expenses                       28,007       (5,050)         22,957
       Unearned income                              34,446            -          34,446
                                                  ------- --    --------       ------
                    Total current liabilities       79,049       (6,030)         73,019

 Long-term debt, less current maturities               161            -             161
 Deferred rent and other                             1,962         (179)          1,783
                                                    ------       -------         ------
                    Total liabilities               81,172       (6,209)         74,963
                                                    ------       ------          ------

 Shareholders' equity:
       Common stock                                  2,343                        2,343
       Paid-in capital                             123,709                      123,709
       Retained earnings                            29,929                       29,929
       Unrealized gain on investment                    -             -               -
       Cumulative translation adjustment             (571)            -            (571)
                    Total shareholders' equity     155,410            -         155,410
                                                    ------      -------         -------
                    Total shareholders'
                      equity and liabilities      $236,582      $(6,209)       $230,373
                                                 =========      =======        ========

           PHARMACEUTICAL PRODUCT DEVELOPMENT, INC. AND SUBSIDIARIES
                                    PRO FORMA
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               Pro Forma
                                              Actual    -------------------------
                                              Twelve                    Twelve
                                              months                    months
                                              ended                     ended
                                             December   Adjustments  December 31,
                                             31, 1998   Note 2(b)        1998
                                           --------------------------------------

Net revenue                                     $285,609   $50,056      $235,553

Direct costs                                     156,810    35,562       121,248

Selling, general and administrative expenses      82,759     4,975        77,784
Depreciation and amortization                     14,210     1,893        12,317
Acquired in-process research and
 development costs                                 3,163         -         3,163
                                                  ------     -----        ------
Total operating expenses                         256,942     42,430      214,512

Operating income                                  28,667     7,626        21,041

Other income (expense), net                        3,562         -         3,562

Income before provision for income tax            32,229     7,626        24,603
Provision for income taxes                        12,460     3,012         9,448
                                                  ------     -----        ------
Net income                                       $19,769    $4,614       $15,155
                                                ========   =======       =======


Net income (loss) per share:
     Basic                                         $0.85                   $0.65
                                                  ======                   =====
     Diluted                                       $0.85                   $0.65
                                                  ======                   =====

Weighted average number of shares outstanding:
     Basic                                        23,186                  23,186
     Dilutive effect of stock options                169                     169
                                                  ------                  ------

     Diluted                                      23,355                  22,885
                                                  ======                  ======



            PHARMACEUTICAL PRODUCT DEVELOPMENT, INC. AND SUBSIDIARIES
                                    PRO FORMA
                  CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                    Pro Forma
                                                  Actual     --------------------------
                                                  Twelve                        Twelve
                                               months ended                  months ended
                                               December 31,  Adjustments      December 31,
                                                   1997       Note 2 (b)         1997
                                               ------------------------------------------
Net revenue                                      $235,272       $47,785        $187,487

Direct costs                                      130,199        33,431          96,768
Selling, general and administrative
expenses                                           68,797         5,977          62,820
Depreciation and amortization                      12,394         1,514          10,880
Merger costs and special charges                      558             -             558
Acquired in-process research and
 development costs                                  9,112             -           9,112
                                                 --------       -------        --------
Total operating expenses                          221,060        40,922         180,138
                                                 ========       =======         =======

Operating income                                   14,212         6,863           7,349

Other income (expense), net                         1,464             -           1,464


Income  before provision for income tax            15,676         6,863           8,813
Provision for income taxes                          6,074         2,711           3,363
                                                 --------       -------        --------
Net income                                         $9,602        $4,152          $5,450
                                                 ========       =======        ========


Net income per share:
     Basic                                          $0.42                         $0.24
                                                   ======                         =====
     Diluted                                        $0.42                         $0.24
                                                   ======                         =====

Weighted average number of shares outstanding:
     Basic                                         22,825                        22,825
     Dilutive effect of stock options                  60                            60
                                                 --------                      --------
     Diluted                                       22,885                        22,885
                                                 ========                      ========

           PHARMACEUTICAL PRODUCT DEVELOPMENT, INC. AND SUBSIDIARIES
                                    PRO FORMA
                CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              Pro Forma
                                                      --------------------------
                                           Actual                    Twelve
                                           Twelve                    months
                                        months ended                 ended
                                       December 31,   Adjustments  December 31,
                                           1996       Note 2 (b)      1996
                                      ------------------------------------------
Net revenue                                   $197,796    $45,492       $152,304

Direct costs                                   110,852     31,744         79,108

Selling, general and administrative
expenses                                        61,571      6,118         55,453

Depreciation and amortization                   10,436      1,538          8,898

Merger costs and special charges                16,114      1,341         14,773
                                              --------    -------       --------
Total operating expenses                       198,973     40,741        158,232

Operating income (loss)                         (1,177)     4,751         (5,928)

Other income (expense), net                      1,804          -          1,804

Income (loss) before provision for
income tax                                         627      4,751         (4,124)

Provision for income taxes                       4,134      1,877          2,257
                                              --------    -------       --------
Net income (loss)                              ($3,507)    $2,874        ($6,381)
                                              ========    =======       ========


Net income (loss) per share:
     Basic                                      ($0.17)                   ($0.30)
                                               =======                   =======
     Diluted                                    ($0.17)                   ($0.30)
                                               =======                   =======

Weighted average number of shares outstanding:
     Basic                                      21,168                    21,168
     Dilutive effect of stock options                -                         -
                                                ------                    ------
     Diluted                                    21,168                    21,168
                                                ======                    ======

     PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.  AND SUBSIDIARIES

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.      BASIS OF PRESENTATION:

The pro forma financial information presented herein includes all the pertinent information related to the assets and liabilities disposed of and all the financial information required pursuant to Article 11 of Regulation S-X.

The unaudited Pro Forma Consolidated Condensed Financial Statements of the Company set forth herein include the Pro Forma Consolidated Balance Sheet as of December 31, 1998 and the Pro Forma Consolidated Condensed Statements of Operations for the years ended December 31, 1998, December 31, 1997 and December 31, 1996. The Pro Forma Condensed Statements of Operations reflect the disposition as if it had occurred as of January 1, 1998, January 1, 1997 and January 1, 1996, respectively. The Pro Forma Balance Sheet gives effect to the sale of the environmental sciences segment as if it occurred on December 31, 1998.

The unaudited Pro Forma Consolidated Condensed Financial Statements give effect to the adjustments set forth on the statements and are not necessarily indicative of the results of operations and financial position which would have been achieved had the disposition of the environmental sciences segment been completed as of the beginning of the periods presented, nor are they necessarily indicative of the results of future operations. The unaudited Pro Forma Condensed Financial Statements have been prepared by management and are based on certain assumptions and estimates that are subject to change. The unaudited Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements of the Company.


2.      PRO FORMA ADJUSTMENTS:

      (a) The pro forma adjustments to the December 31, 1998 balance sheet represent the removal of the assets, liabilities and shareholders' equity of the Company's environmental services segment and represents adjustments required to reflect terms of the sale transaction as of December 31, 1998. (See Item 2. Disposition of Assets).

      (b) The pro forma adjustments to the Company's consolidated statement of operations for the years ended December 31, 1998, December 31, 1997 and December 31, 1996 reflect the disposition of the Company's environmental services segment as if it had occurred as of January 1, 1998, January 1, 1997 and January 1, 1996, respectively.

c) Exhibits

    2.5 Stock Purchase Agreement among Applied Bioscience International Inc., PPD UK Holdings Limited and Environ Holdings Inc. for the acquisition of all the capital stock of APBI Environmental Sciences Group, Inc., Environmental Assessment Group Limited and Environ International Limited, dated January 31, 1999.

SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                              ------------------------------------------
                                          (Registrant)


                              By /s/ Rudy C. Howard
                                 ---------------------------------------
                                    Chief Financial Officer,
                                    Vice President of Finance and
                                    Treasurer
                                    (Principal Financial Officer)




DATE: FEBRUARY 16, 1999



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